UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

STAR ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-29323 (Commission File Number)	87-0643634 (IRS Employer Identification No.)

245 Park Avenue, 24th and 39th Floors
New York, New York 10167

(Address of principal executive offices)

212-792-4334

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 28, 2006, Star Energy Corporation (“Star”) entered into a Stock Purchase Agreement with Elecsbrokers, a Russian limited liability society, and Kommunarskoe NGDU, a Russian limited liability society. Kommunarskoe NGDU is a wholly-owned subsidiary of Elecsbrokers. Pursuant to the Stock Purchase Agreement, Star agreed to purchase from Elecsbroker 6,000,000 shares (representing 51%) of the issued and outstanding shares of common stock of Kommunarskoe NGDU. In consideration therefor, Star will issue to Elecsbroker 6,000,000 shares of Star’s common stock.

The consummation of such transactions will take place at a closing to be held at a later date. Such closing will not take place unless and until certain conditions have occurred. If and when the transaction is consummated, Star will file a Form 8-K/A to disclose the details of the consummation of the business combination and the business of Kommunarskoe NGDU, together with all other material items of disclosure, including without limitation, audited financial statements of Kommunarskoe NGDU. The conditions to the closing include, among other events, the following: Star shall have completed its due diligence investigation of Kommunarskoe NGDU to its satisfaction; and there shall have been prepared audited financial statements of Kommunarskoe NGDU required to be filed with the Securities and Exchange Commission on Star’s Form 8-K/A in connection with the closing. Either Star or Elecsbrokers may terminate the Stock Purchase Agreement if the conditions to closing have not been satisfied within 60 days after the date of the agreement.

Star also agreed to issue to IAB Island Ventures SA 2,000,000 shares of Star’s common stock pursuant to a Registration Statement on Form S-8 to be filed by Star with the Securities and Exchange Commission at a later date. Such shares will be issued in consideration for certain services rendered by IAB Island Ventures SA in connection with the Stock Purchase Agreement.

For all the terms of the Stock Purchase Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning such agreement are qualified by references to said exhibit.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired.	Not applicable.

(b) Pro forma financial information.	Not applicable.

(c) Exhibits. The following exhibit is included with this report:

Exhibit 10.1	Stock Purchase Agreement, dated November 28, 2006, among Star Energy Corporation, Elecsbrokers, and Kommunarskoe NGDU

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Star Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR ENERGY CORPORATION
(Registrant)

By:	/s/ Patrick Kealy
Name: Patrick Kealy
Title: Chief Executive Officer and President

Date: November 28, 2006

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